CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this annual report of Chugach Electric Association, Inc. on Form 10-K for the period ending December 31, 2002, I, Michael R. Cunningham, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(a) This annual report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b) The information contained in this annual report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  March 28, 2003                       /s/ Michael R. Cunningham
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                                                Michael R. Cunningham
                                                Chief Financial Officer and
                                                Principal Financial Officer